                                                                    EXHIBIT 10.8


                               SUBLEASE AGREEMENT


1.       PARTIES.

         This Sublease, dated May 26, 1999, is made between HSN Realty LLC ("Sublessor") and UDS ("Sublessee").

2.       MASTER LEASE.

         Sublessor is the lessee under a written lease dated December 1, 1986, wherein G&M Properties, a Nevada Partnership ("Original Lessor"), Dermody Industrial Group, a Nevada General Partnership ("Lessor") leased to Sublessor a portion of the real property located in the City of Reno, County of Washoe, State of Nevada described as 4910 Longley Lane, which portion consists of a 223,200 square foot distribution warehouse/office facility. Said lease has been amended but, none of the amendments are relevant to this Sublease other than the change of Lessor referenced above. Accordingly Sublessee shall not be bound by such amendments. Said lease without amendments is herein collectively referred to as the "Master Lease" and is attached hereto as EXHIBIT A.

3.       PREMISES.

         Sublessor hereby subleases to Sublessee on the terms and conditions set forth in this Sublease 223,200 square feet of warehouse/office space as set forth in EXHIBIT B attached hereto ("Premises").

4.       WARRANTY BY SUBLESSOR.

         Sublessor warrants and represents to Sublessee that the Master Lease has not been amended or modified except as expressly set forth herein, that Sublessor is not now, and as of the Commencement Date and during the Term hereof will not be, except as such default or breach shall have been directly caused by Sublessee's default or breach of the Sublease Agreement, be in default or breach of any of the provisions of the Master Lease, and that Sublessor has no knowledge of any claim or any facts that would form the basis of any claim by Lessor that Sublessor is in default or breach of any of the provisions of the Master Lease.

5.       TERM.

         Following execution and delivery by the parties of this Sublease, the Term of this Sublease shall commence upon receipt of Lessor's consent to this Sublease ("Commencement Date") as required by the Master Lease. The obligation to pay rent shall not commence until August 1, 1999, and the Term of the Sublease shall end on September 30, 2002 ("Termination Date"), unless otherwise sooner terminated in accordance with the provisions of this Sublease. Sublessee's right to occupy the Premises shall commence upon Lessor's execution and delivery of its consent to this Sublease.

6.       RENT.

         Sublessee shall pay to Sublessor as minimum rent, without notice or demand, at 1 HSN Drive, St. Petersburg, FL 33729 or at such other place as Sublessor shall designate from time to time by written notice to Sublessee, the sum of Forty Eight Thousand Nine Hundred & No/100 Dollars ($48,900.00) per month, in advance on the first day of each month of the Term. Sublessee shall pay to Sublessor upon execution of this Sublease the sum of Forty Eight Thousand Nine Hundred & No/100 Dollars ($48,900.00) as rent for the month of August 1999. The total amount for taxes, insurance, and common area expenses presently being paid by Sublessor pursuant to the Master Lease are included in the amount of monthly rent set forth above, and except for any increases in the total amount of taxes, insurance, and common area expenses to be paid under the Master Lease assessed as of or after January 1, 2000, Sublessee shall have no obligation to pay any such amounts. If there is any increase in the total amount of taxes, insurance, and common area expenses assessed as of or after January 1, 2000, upon receipt of written notice thereof from Sublessor, with such supporting documentation therefor as Sublessee shall reasonably request, Sublessee shall pay the monthly amount of any such increase to Sublessor as additional rent. If Sublessee fails to pay to Sublessor any amount due hereunder within five (5) days after the due date, Sublessee shall pay Sublessor upon demand a late charge equal to five percent (5%) of the delinquent amount. The parties agree the foregoing late charge represents a reasonable estimate of the cost and expense Sublessor will incur in processing each delinquent payment. Additionally, if Sublessee fails to pay the Sublessor any amount when due hereunder, Sublessor shall be entitled to offset such amount against any amounts Sublessor may owe Sublessee under this or any other agreement. Rent for any partial month during the Term shall be prorated by multiplying the amount of the monthly rent times a fraction the numerator of which is the number of days in such month to be prorated and the denominator of which is the total number of days in said in month.

7.       SECURITY DEPOSIT.

         Sublessee shall deposit with Sublessor upon execution of this Sublease the sum of Forty Eight Thousand Nine Hundred and No/100 Dollars ($48,900.00) as security for Sublessee's faithful performance of Sublessee's obligations hereunder ("Security Deposit"). If Sublessee fails to pay rent or other charges when due under this Sublease, or fails to perform any of its other obligations hereunder Sublessor may use or apply all or any portion of the Security Deposit for the payment of any rent or other amount then due hereunder and unpaid, or the payment of any other sum for which Sublessor may become obligated by reason of Sublessee's default or breach of this Sublease, or for any loss or damage sustained by Sublessor directly as a result of Sublessee's default or breach. If Sublessor so uses any portion of the Security Deposit, Sublessee shall, within ten (10) days after written demand by Sublessor, restore the Security Deposit to the full amount originally deposited, and

         Sublessee's failure to do so shall constitute a default under this Sublease. Sublessor shall be required to keep the Security Deposit in trust separate from its general accounts, but shall not be required to keep such funds in an interest-bearing account for the benefit of Sublessee. In the event Sublessor assigns its interest in this Sublease, Sublessor shall deliver to its assignee so much of the Security Deposit as is then held by Sublessor. Within ten (10) days after the Term has expired, or Sublessee has vacated the Premises, or any final adjustment pursuant to Section 6 hereof has been made, whichever shall last occur, and provided Sublessee is not then in default of any of its obligations hereunder, the Security Deposit, or so much thereof as had not therefore been applied by Sublessor, shall be returned to Sublessee or to the last assignee, of any, of Sublessee's interest hereunder.

8.       ADDITIONAL DEPOSIT.

         In addition to the security deposit set forth in Section 7 above, as additional security for Sublessee's faithful performance of Sublessee's obligations hereunder, Sublessee shall deposit with Sublessor the equivalent of Two Hundred Ninety-Three Thousand Four Hundred and No/100ths Dollars ($293,400.00)(the "Additional Security"). Ninety-Three Thousand Four Hundred and No/100 Dollars ($93,400.00) of the Additional Deposit shall be deposited with the Sublessor on August 1, 1999. Forty-Six Thousand Seven Hundred and No/100th Dollars ($46,700.00) in cash shall be deposited with Sublessor at the execution of this Sublease as part of the Additional Deposit, and Forty-Six Thousand Seven Hundred and No/100ths Dollars ($46,700.00) in cash shall be deposited with Sublessor on August 1, 1999, as part of the Additional Deposit. The balance of the Additional Deposit, at Sublessee's election, shall be made in cash or Tenant Improvements, or any combination thereof, on or before August 1, 2000. For purposes of this Section, Tenant Improvements shall include, but not be limited to, the following: the Repairs, as defined in Section 11; telephone systems, including wiring and installation costs, improvements of any nature to the office area portion of the Premises, including painting, carpeting, and all other improvements; fiber optic lines and computer cabling, including installation costs; warehouse racking; and all other tenant improvements of any nature or kind with a useful life of one (1) year or more. Sublessee shall provide Sublessor with invoices, receipts, and proof of payment for all Tenant Improvements by Sublessor as any part of the Additional Deposit. The foregoing notwithstanding, provided that there is then no uncured material default by Sublessee existing under the Sublease, the total cash portion of the Additional Deposit shall be reduced by one-third (1/3) on August 1 of each year commencing on August 1, 2000.

9.       RIGHT TO CURE DEFAULTS, SUBLESSEE.

         If Sublessee fails to pay any sum of money to Sublessor, or fails to perform any other act on its part to be performed hereunder, the Sublessor may, but shall not be obligated to, after the passage of any applicable notice and cure periods, make such payment or perform such act. All such sums paid, and all reasonable costs and expenses of performing any such act, shall be deemed Additional Rent payable by Sublessee to Sublessor upon demand, together with interest thereon at the rate of one and one-half percent (1-1/2%) per month from the date of the expenditure until repaid.

10.      RIGHT TO CURE DEFAULTS, SUBLESSOR.

         If Sublessor fails to pay any sum of money to Lessor, or fails to perform any other act on its part to be performed under the Master Lease, the Sublessee may, but shall not be obligated to, after the passage of any applicable notice and cure periods, make such payment or perform such act. All such sums paid, and all reasonable costs and expenses of performing any such act, shall be payable by Sublessor to Sublessee upon demand, together with interest thereon at the rate of one and one-half percent (1-1/2%) per month from the date of the expenditure until repaid.

11.      MAINTENANCE AND REPAIRS.

         Except for maintenance of the structural condition of the exterior walls, roof, and foundation of the Premises, which shall be at the sole obligation and expense of the Sublessor, Sublessee shall, at Sublessee's sole expense maintain all other parts of the premises in good, clean and secure condition and promptly make all necessary repairs and replacements, including but not limited to all windows, glass, doors, walls and wall finishes, floor covering, heating, ventilating and air conditioning systems, truck doors, dock bumpers, dock seals and levelers, electrical lighting systems, and fire sprinklers. Sublessee shall, at Sublessee's sole expense, also perform regular removal of trash and debris. Except for those items of maintenance and repair set forth on EXHIBIT C attached hereto (the "Repairs"), which shall have been made by Sublessor prior to August 1, 1999, Sublessor shall deliver premises to Sublessee in "as is" condition broom cleaned. Sublessee's obligations under this Paragraph 11 shall commence as of the Commencement Date of the Term.

12.      PERSONAL PROPERTY OF SUBLESSOR.

         Sublessor, at or prior to the date of this Sublease Agreement shall provide Sublessee with a list of all personal property of Sublessor located in, on, or about the Premises (the "Personal Property"), and with respect to such Personal Property, shall: (a) provide Sublessee with a letter declaring that the Personal Property is intended to be included with the Premises and may be used by Sublessor during the Term of this Sublease; (b) provide Sublessee with a letter of abandonment regarding the Personal Property; or (c) remove at Sublessor's sole cost and expense all Personal Property not otherwise disposed of by Sublessor under (a) and (b) above.

13.      UTILITIES.

         Sublessee shall be responsible for paying its own utilities, including gas, electric and water.

14.      HAZARDOUS MATERIALS.

         Sublessee shall use no Hazardous Materials in, on, under or about the Premises or any part of the Master Premises, except for normal types and quantities of Hazardous Materials typically used in connection with use of real property for warehouse distribution purposes, which Sublessee may use, in compliance with all applicable laws and regulations, on the Premises.

15.      USE OF PREMISES.

         The premises shall be used and occupied only for light assembly, warehousing, distribution, administration, and general office use, and for no other use or purpose.

16.      ASSIGNMENT AND SUBLETTING.

         Sublessee shall not assign this Sublease or further sublet all or any part of the Premises without the prior written consent of Sublessor, which consent shall not be unreasonably withheld or delayed, and the consent of Lessor.

17.      OTHER PROVISIONS OF SUBLEASE.

         All applicable terms and conditions of the Master Lease not inconsistent herewith are incorporated into and made a part of this Sublease as if Sublessor were the lessor thereunder, Sublessee the lessee thereunder. Sublessee assumes and agrees to perform the Lessee's obligations under the Master Lease during the Term to the extent that such obligations are applicable to the Premises, except that the obligation to pay rent to Lessor under the Master Lease shall be considered performed by Sublessee to the extent and in the amount rent is paid to Sublessor in accordance with Section 6 of this Sublease. Neither Sublessor nor Sublessee shall commit or suffer any act or omission that will violate any of the provisions of the Master Lease. Sublessor shall utilize its utmost best efforts and exercise due diligence to cause Lessor to perform its obligations under the Master Lease for the benefit of Sublessee. If the Master Lease terminates, this Sublease shall terminate and the parties shall be relieved of any further liability or obligation under this Sublease, provided however, that if the Master Lease terminates as a result of a default or breach by Sublessor or Sublessee under this Sublease and/or the Master Lease, then the defaulting party shall be liable to the nondefaulting party for the damage suffered as a result of such termination. Notwithstanding the foregoing, if the Master Lease gives Sublessor any right to terminate the Master Lease in the event of the partial or total damage, destruction, or condemnation of the Master Premises or the building or project of which the Master Premises are a part, the exercise of such right by Sublessor shall not constitute a default or breach hereunder.

18.      ATTORNEYS' FEES.

         If Sublessor, Sublessee, or Broker shall commence an action against the other arising out of or in connection with this Sublease, the prevailing party shall be entitled to recover its costs of suit and reasonable attorney's fees.

19.      AGENCY DISCLOSURE.

         Sublessor and Sublessee each warrant that they have dealt with no other real estate broker in connection with this transaction except:
         DICKSON REALTY, INC., and CUSHMAN & WAKEFIELD OF CALIFORNIA, INC., who represents the Sublessor and GRUBB & ELLIS/NEVADA COMMERCIAL GROUP, who represents the Sublessee.

20.      NOTICES.

         All notices and demands, which may or are to be required or permitted to be given by either party hereunder shall be in writing. All notices and demands by the Sublessor to Sublessee shall be sent by United States Mail, postage prepaid, addressed to the Sublessee at the Premises, and to the address hereinbelow, or to such other place as Sublessee may from time to time designate in a notice to the Sublessor. All notices and demands by the Sublessee to Sublessor shall be sent by United States Mail, postage prepaid, addressed to the Sublessor at the address set forth herein, and to such other person or place as the Sublessor may from time to time designate in a notice to the Sublessee.

                  To Sublessor:   HSN Realty LLC
                                  Mike Hopkins
                                  1 HSN Drive
                                  St. Petersburg, FL 33729

                  To Sublessee:   UDS
                                  Patrick West
                                  4910 Longley Lane
                                  Reno, NV 89511

21.      CONSENT BY LESSOR.

         THIS SUBLEASE SHALL BE OF NO FORCE OR EFFECT UNLESS CONSENTED TO IN WRITING BY LESSOR WITHIN 15 DAYS AFTER EXECUTION HEREOF. IF LESSOR SHALL FAIL OR REFUSE TO CONSENT TO THIS SUBLEASE WITHIN THE FOREGOING TIME PERIOD, UPON THE LAPSE OF THE TIME PERIOD, SUBLESSOR SHALL IMMEDIATELY RETURN ALL FUNDS DELIVERED TO IT BY SUBLESSEE.

22.      COMPLIANCE.

         The parties hereto agree to comply with all applicable federal, state and local laws, regulations, codes, ordinances and administrative orders having jurisdiction over the parties, property or the subject matter of this Agreement, including, but not limited to, the 1964 Civil Rights Act and all amendments thereto, the Foreign Investment In Real Property Tax Act, the Comprehensive Environmental Response Compensation and Liability Act, and the Americans With Disabilities Act.


23.      ASSURANCES.

         Within five (5) days following receipt thereof, Sublessor shall provide Sublessee with copies of all notices or correspondence Sublessor receives from Lessor with respect to the Lease, and Sublessor, within five (5) days following a request therefore, shall provide Sublessee with such evidence of payment of the rent under the Lease as Sublessee may from time to time demand. The foregoing notwithstanding, any notice from the Lessor to pay rent or quit the Premises received by Sublessor shall be immediately sent to Sublessee by facsimile transmission at 775-332-5715, or such other number as Sublessee shall from time to time designate in a writing sent to Sublessor in accordance with Section 20 above.

SUBLESSOR:                                   SUBLESSEE:

HSN REALITY LLC                              U D S


By: /s/    Jed Blue                          By: /s/   Patrick West
   ----------------------------                 -----------------------
                                                Patrick West, President

Title: President
       ------------------------